UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007

ENERGY PARTNERS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 28, 2007, Energy Partners, Ltd. (“EPL” or “the Company”) provided an update on drilling operations, including recent exploratory results. The Company also stated that it had posted updated presentation materials and production and expense guidance for first quarter and full year 2007 both dated as of March 27, 2007 on the Company’s website at www.eplweb.com in the Investor Relations section. A copy of the press release is attached as Exhibit 99.1, the presentation materials are attached as Exhibit 99.2, and the production and expense guidance is attached as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated March 28, 2007

99.2	Energy Partners, Ltd. Company Overview dated March 27, 2007

99.3	First quarter 2007 production and expense guidance dated March 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2007

ENERGY PARTNERS, LTD.

By:	/s/ John H. Peper
John H. Peper
Executive Vice President, General Counsel and Corporate Secretary